UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2004

Principal Life Insurance Company

(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation or organization)

(Commission File Number)

42-0127290
(I.R.S. Employer Identification Number)

711 High Street
Des Moines, Iowa 50392-0001
(515) 247-5111
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Omnibus Instrument
Opinion of Karen E. Shaff
Opinion of Sidley Austin Brown & Wood LLP
Opinion of Sidley Austin Brown & Wood LLP

Item 7. Financial Statements and Exhibits

The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File Nos. 333-110499 and 333-110499-01), as amended, of Principal Life Insurance Company and Principal Financial Group, Inc., filed with the Securities and Exchange Commission on November 14, 2003 and amended on December 19, 2003 and March 3, 2004.

     (c) Exhibits

Exhibit 4.1	Omnibus Instrument, dated as of April 13, 2004, relating to Principal Life Income Fundings Trust 3.

Exhibit 5.1	Opinion of Karen E. Shaff, Executive Vice President and General Counsel for Principal Life Insurance Company.

Exhibit 5.2	Opinion of Sidley Austin Brown & Wood LLP, counsel to Principal Life Insurance Company and Principal Financial Group, Inc.

Exhibit 8	Opinion of Sidley Austin Brown & Wood LLP (re: tax matters).

Exhibit 23.1	Consent of Karen E. Shaff, Executive Vice President and General Counsel to Principal Life Insurance Company (included in Exhibit 5.1).

Exhibit 23.2	Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 8).

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCIPAL LIFE INSURANCE COMPANY (Registrant)

Date: April 16, 2004	By:	/s/ PATRICK C. FRAIZER

Name: Patrick C. Fraizer
Title: Counsel

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EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 4.1	Omnibus Instrument, dated as of April 13, 2004, relating to Principal Life Income Fundings Trust 3.

Exhibit 5.1	Opinion of Karen E. Shaff, Executive Vice President and General Counsel for Principal Life Insurance Company.

Exhibit 5.2	Opinion of Sidley Austin Brown & Wood LLP, counsel to Principal Life Insurance Company and Principal Financial Group, Inc.

Exhibit 8	Opinion of Sidley Austin Brown & Wood LLP (re: tax matters).

Exhibit 23.1	Consent of Karen E. Shaff, Executive Vice President and General Counsel to Principal Life Insurance Company (included in Exhibit 5.1).

Exhibit 23.2	Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 8).

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